SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the  registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_|  Preliminary proxy statement
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               ParkerVision, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                   Stacie Wilf
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(2).
|_|  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:

     -------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     -------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     -------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:

     -------------------------------------------------------------------------
(3)  Filing party:

     -------------------------------------------------------------------------
(4)  Date filed:

     -------------------------------------------------------------------------

- ------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                               PARKERVISION, INC.
                               8493 Baymeadows Way
                           Jacksonville, Florida 32256
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 29, 1996
                              --------------------


                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ParkerVision, Inc. ("Company") will be held at the Anaheim Hilton & Towers Hotel, 777 Convention Way, Anaheim, California 92802, on October 29, 1996 at 1:00 p.m. local time, for the following purposes:

                  1. To elect five directors to hold office until the Annual
                     Meeting of Shareholders in 1997 and until their respective successors have been duly elected and qualified;

                  2. To consider and act upon a proposal to amend the 1993
                     Stock Plan; and

                  3. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

                  The transfer books will not be closed for the Annual Meeting. Only shareholders of record at the close of business on September 27, 1996 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                  YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                         By Order of the Board of Directors



                                         Stacie Wilf
                                         Secretary


Jacksonville, Florida
October 1, 1996

                               PARKERVISION, INC.

                                PROXY STATEMENT

                              GENERAL INFORMATION

                  This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of ParkerVision, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 1:00 p.m. local time, on October 29, 1996 and any adjournment or adjournments thereof ("Annual Meeting"). The Annual Meeting will be held at the Anaheim Hilton & Towers Hotel, 777 Convention Way, Anaheim, California 92802. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

                  The Company's executive offices are located at 8493 Baymeadows Way, Jacksonville, Florida 32256. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about October 1, 1996.

Record Date; Voting Securities

                  The Board of Directors has fixed the close of business on September 27, 1996 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any and all adjournments thereof. As of September 27, 1996, the issued and outstanding voting securities of the Company were 10,023,104 shares of Common Stock, par value $.01 per share ("Common Stock"), the holders of which are entitled to one vote for each share of Common Stock.

Solicitation, Voting and Revocation of Proxies

                  Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under the caption "Election of Directors," for adoption of the amendment of the 1993 Stock Plan ("Plan") and in the discretion of the proxies named in the proxy with respect to any other matters properly brought before the meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the Annual Meeting and voting in person. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

                  The presence of a majority of the outstanding Common Stock, represented in person or by general or limited proxy at the meeting, will constitute a quorum. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes"). The nominees receiving the highest vote totals will be elected as the Directors of the Company. Accordingly, broker non-votes will not affect the outcome of the election of Directors of the Company. The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the amendment to the Plan. Abstentions will have the same effect as a negative vote. Broker non-votes will not be considered entitled vote on the amendment to the Plan and consequently will have no effect on the vote. All other matters to be voted on, if any, will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

Annual Report

                  The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995 which contains audited financial statements, is being mailed with this Proxy Statement on October 1, 1996 to all persons who were shareholders of record as of the close of business on September 27, 1996.

Security Ownership of Certain Beneficial Owners

                  The following table sets forth certain information as of September 7, 1996 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer whose compensation exceeded $100,000 in 1995, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons).

                                            Amount and Nature       Percent
                                                   of                  of
Name of Beneficial Owner                  Beneficial Ownership      Class(1)
- ------------------------                  --------------------      --------
Jeffrey Parker(2)                             2,887,948 (3)(4)       28.3%
J-Parker Family Limited Partnership(5)        2,670,734 (4)          26.6%
Todd Parker(2)                                1,075,255 (6)(7)       10.7%
T-Parker Family Limited Partnership(5)        1,055,255 (7)          10.5%
Stacie Parker Wilf(2)                         1,080,583 (8)(9)       10.8%
S-Parker-Wilf Family Limited Partnership(5)   1,060,583 (9)          10.6%
William Sammons(10)                              32,000 (11)          0.3%
Arthur G. Yeager(12)                                  0                 0%
Walter Scheuer and certain other persons
   and entities(13)                             657,100 (14)          6.6%
All directors and executive officers as
   a group (six persons)                      5,080,786 (15)         49.5%

- -----------
(1) Percentage includes all outstanding shares plus, for each person or group, any shares that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(2)  The person's address is 8493 Baymeadows Way, Jacksonville, Florida 32256.

(3)  Includes 170,000 shares issuable upon immediately exercisable options.

(4) J-Parker Family Limited Partnership is the record owner of 2,670,734 shares of Common Stock. Mr. Jeffrey Parker has sole voting and dispositive power over the shares of Common Stock owned by the J-Parker Family Limited Partnership, as a result of which Mr. Jeffrey Parker is deemed to be the beneficial owner of such shares.

(5)  The entity's address is 409 S. 17th Street, Omaha, Nebraska 68102.

(6)  Includes 20,000 shares issuable upon immediately exercisable options.

(7) T-Parker Family Limited Partnership is the record owner of 1,055,255 shares of Common Stock. Mr. Todd Parker has sole voting and dispositive power over the shares of Common Stock owned by the T-Parker Family Limited Partnership, as a result of which Mr. Todd Parker is deemed to be the beneficial owner of such shares.

(8)  Includes 20,000 shares issuable upon immediately exercisable options.

(9) S-Parker Wilf Family Limited Partnership is the owner of 1,060,583 shares of Common Stock. Ms. Parker Wilf has sole voting and dispositive power over the shares of Common Stock owned by the S-Parker Wilf Family Limited Partnership, as a result of which Ms. Parker Wilf is deemed to be the beneficial owner of such shares.

(10) Mr. Sammons' address is 231 Brattle Road, Syracuse, New York 13203.

(11) Includes 30,000 shares issuable upon imediately exercisable options.

(12) Mr. Yeager's address is 112 W. Adams Street, Suite 1305, Jacksonville, Florida 32202.

(13) The group's address is 635 Madison Avenue, New York, New York 10022.

(14) Mr. Scheuer and thirty-two other persons and entities have reported on Amendment #3 to Schedule 13D dated July 26, 1996, the beneficial ownership as a group of 657,100 shares of Common Stock. Of these shares, Mr.
     Walter Scheuer has sole voting and dispositive power over 90,000 shares of Common Stock, and shares voting and dispositive power with other members of the group over 567,100 shares of Common Stock, representing 6.6% of the outstanding Common Stock. The other members of the group have reported sole or shared voting and dispositive power over varying amounts of the shares of Common Stock indicated in the table, but none claims beneficial ownership of 5% or more of the Common Stock on an individual basis.

(15) Includes 240,000 shares of Common Stock issuable upon immediately exercisable options (see notes 3, 6, 8 and 11 above) and 5,000 shares of Common Stock issuable upon immediately exercisable options held by an executive officer not included in the table above.


                             ELECTION OF DIRECTORS

     The persons listed below have been designated by the Board of Directors as candidates for election as directors to serve until the next annual meeting of shareholders or until their respective successors have been elected and qualified. Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

Name                 Age    Director Since    Position
- ----                 ---    --------------    --------

Jeffrey Parker       40          1989         Chairman of the Board, Chief
                                              Executive Officer and President

Todd Parker          32          1989         Vice President and Director

Stacie Wilf          37          1989         Secretary, Treasurer and Director

William L. Sammons   76          1993         Director

Arthur G. Yeager     62          1995         Director

                  Jeffrey Parker has been Chairman of the Board and Chief Executive Officer of the Company since its inception in August 1989 and President of the Company since April 1993. From March 1983 to August 1989, Mr. Parker served as Executive Vice President and Sales Manager for Parker Electronics, Inc. ("Parker Electronics"), a joint venture partner with Carrier Corporation performing research development and marketing for the heating, ventilation and air conditioning industry.

                 Todd Parker has been Vice President and a director of the Company since its inception. From January 1985 to August 1989, Mr. Parker served as General Manager of Manufacturing for Parker Electronics.

                  Stacie Wilf has been the Secretary and Treasurer and a director of the Company since its inception. From January 1981 to August 1989, Ms. Wilf served as the Controller and Chief Financial Officer of Parker Electronics.

                  William L. Sammons has been a director of the Company since October 1993. From 1981 to 1985, Mr. Sammons was President of the North American Operations of Carrier Corporation until he retired.

                  Arthur G. Yeager has been a director of the Company since December 1995. Mr. Yeager has been a sole practitioner of law specializing in patent, trademark and copyright laws since 1960. He has an office located in Jacksonville, Florida. Mr. Yeager provides legal services to the Company as its patent and trademark attorney.

                  Messrs. Jeffrey and Todd Parker and Ms. Stacie Wilf are brothers and sister.

Board Meetings and Committees

                  During the fiscal year ended December 31, 1995, the Board of Directors met six times, and with the exception of William L. Sammons and Stacie Wilf, who each missed one meeting, all directors attended each of the meetings. The Board of Directors has two committees, the Audit Committee and the Compensation Committee, the members of which are Arthur G. Yeager and William Sammons, and Arthur G. Yeager, William Sammons and Todd Parker, respectively. All the meetings of each committee were attended by all members of the committee.

Executive Compensation

                  The following tables summarize the cash compensation paid by the Company to each of the executive officers (including the Chief Executive Officer) who were serving as executive officers at the end of the fiscal year ended December 31, 1995, for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 1995, 1994 and 1993, options granted to such executive officers during the fiscal year ended December 31, 1995, and the value of all options granted to such executive officers at the end of the fiscal year ended December 31, 1995.

===============================================================================
                           SUMMARY COMPENSATION TABLE
- -------------------------------------------------------------------------------

Name and          Fiscal Year                          Long Term Compensation
Principal           Ended                              ----------------------
Position            12/31      Annual Compensation        Options/SARs (#)
- -------------------------------------------------------------------------------
Jeffrey Parker(1)    1995             148,000                  20,000
Chairman, CEO        1994             135,500                     0
and President        1993             187,500                  50,000
- -------------------------------------------------------------------------------
Todd Parker(2)       1995             145,000                  20,000
Vice President       1994             145,000                    --
                     1993             147,500                    --
===============================================================================

(1) On June 30, 1993, Jeffrey Parker agreed to waive his right to receive accrued and unpaid salary aggregating $700,000 which represents all amounts accrued from the Company's inception (August 22, 1989) through June 30, 1993. In addition, for the years ended December 31, 1995 and 1994, Jeffrey Parker voluntarily reduced his base compensation from $175,000 to $148,000 and $135,500, respectively.

(2) On June 30, 1993, Todd Parker agreed to waive his right to receive accrued and unpaid salary aggregating $75,000 which represents amounts accrued from January 1, 1993 through June 30, 1993.

     The Company cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to its employees, or the extent to which benefits are personal rather than business. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to each individual named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individual, or, in the case of a group, the lesser of 50,000 for each individual in the group, or 10% of the compensation reported in the preceding table for the group, and that such information set forth in the preceding table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

===============================================================================
                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
- -------------------------------------------------------------------------------
                 Number of      % of Total
                 Securities     Options/SARs   Exercise
                 Underlying     Granted to     or Base
                 Options/SARs   Employees in   Price      Expiration
Name             Granted        Fiscal Year    ($/share)    Date
- -------------------------------------------------------------------------------
Jeffrey Parker    20,000           19.3%        $7.875     12/29/05
- -------------------------------------------------------------------------------
Todd Parker       20,000           19.3%        $7.875     12/29/05
===============================================================================

===============================================================================
                   AGGREGATE FISCAL YEAR-END OPTION/SAR VALUES
- -------------------------------------------------------------------------------
                   Number of Unexercised             Value of Unexercised
                     Options/SARs at             In-the-Money Options/SARs at
                   Fiscal Year End (#)                 Fiscal Year End
                ---------------------------     -----------------------------
Name            Exercisable   Unexercisable     Exercisable     Unexercisable
- -------------------------------------------------------------------------------
Jeffrey Parker    70,000           0              $143,750           $0
- -------------------------------------------------------------------------------
Todd Parker       20,000           0                   0              0
===============================================================================

Employment Agreements

                  The Company has entered into employment agreements with each of Jeffrey Parker and Todd Parker effective July 1, 1993 and expiring on
December 31, 1996. The employment agreements provide for an annual base compensation of $175,000 and $145,000 for Jeffrey Parker and Todd Parker, respectively, and annual bonuses at the discretion of the Board of Directors. To the extent the Company provides any benefit and other plans to employees generally, the executives may participate in such plans. The agreements may be terminated (other than for cause) by the Company upon not less than 12 months prior notice, in which event the executive will receive all the base compensation under the employment agreement through the full term of the agreement. The executives have agreed to assign to the Company all inventions they may discover and not to compete or engage in a business competitive with the current or anticipated business of the Company during the term of the employment agreement and for a period of two years thereafter.

Compensation of Outside Directors

                  Directors who are not employees of the Company receive a fee of $1,000 and reimbursement of their reasonable expenses for each meeting attended.

1993 Stock Option Plan

                  In September 1993, the Board of Directors approved the Company's 1993 Stock Plan (the "Stock Plan") pursuant to which an aggregate of 500,000 shares of Common Stock have been reserved for issuance in connection with the benefits available for grant. The benefits may be granted in any one or in combination of the following: (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) restricted stock awards,
(v) stock bonuses, (vi) other forms of stock benefit, or (vii) cash. Incentive stock options may only be granted to employees of the Company. Other benefits may be granted to consultants, directors (whether or not any such director is an employee), employees and officers of the Company.

                  To date, 220,000 non-qualified stock options have been granted under the Stock Plan to directors of the Company. Non-qualified stock options were granted on November 18, 1993 to William L. Sammons, director of the Company, and Steven Bloch, former director of the Company, each to purchase 10,000 shares of Common Stock at an exercise price of $5.00 per share. In addition, non-qualified stock options were granted on December 29, 1995 to William L. Sammons, Steven Bloch, Jeffrey Parker, Todd Parker and Stacie Wilf to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $7.875 per share. On June 19, 1996, non-qualified stock options were granted to Jeffrey Parker to purchase 100,000 shares of Common Stock at an exercise price of $13.875 per share. All non-qualified stock options granted to date expire ten years from the date of grant.

                  To date, 85,275 incentive stock options have been granted under the Stock Plan to employees of the Company. On December 23, 1994, incentive stock options were granted to three employees to purchase an aggregate of 7,500 shares of Common Stock at an exercise price of $3.25 per share. In addition, incentive stock options were granted on December 20, 1995 to several employees to purchase an aggregate of 43,500 shares of Common Stock at an exercise price of $6.625 per share. Of the options granted on December 20, 1995, options representing 15,500 shares are exercisable immediately, and options for the remaining 28,000 shares vest ratably over a five year period. In addition, incentive stock options were granted on April 1, 1996 to several employees to purchase an aggregate of 21,775 shares of Common Stock at an exercise price of $10.50 per share. Of the options granted on April 1, 1996, options representing 13,775 shares are exercisable immediately, and options for the remaining 8,000 shares vest ratably over a five-year period. On June 19, 1996, incentive stock options were granted to an officer of the Company to purchase 12,500 shares of Common Stock at an exercise price of $13.875 per share. These options vest ratably over a five-year period. All incentive stock options granted to date expire five years from the date they first become exercisable. To date, two holders of incentive stock options have exercised them and purchased an aggregate of 5,000 shares of Common Stock.

Non-Plan Options

                  In February 1993, the Company granted options to purchase an aggregate of 189,746 shares of Common Stock to 22 employees and a former director of the Company. The options are fully vested and may be exercised at a price of $1.36 per share until February 1998. In addition, in October 1993, the Company granted options to purchase an aggregate of 50,000 shares of Common Stock to Jeffrey Parker. The options are fully vested and may be exercised until October 2003 at a price of $5.00 per share. None of these options were issued under the Stock Plan. To date, 14 holders of these options have exercised them and purchased an aggregate of 93,329 shares of Common Stock.

Certain Relationships and Related Transactions

                  The Company leases its executive offices pursuant to a lease agreement dated March 1, 1992 with Jeffrey Parker and Barbara Parker. For the fiscal year ended December 31, 1995, the Company incurred $215,551 in rental expense under the lease. On December 29, 1995, the Company renegotiated its base monthly lease payment with Jeffrey and Barbara Parker and amended its lease agreement to provide for a base monthly lease payment of $16,867, reduced from $20,240. This amendment was made retroactive to January 1, 1995. On January 2, 1996, the Company renegotiated its base monthly lease payment with Jeffrey and Barbara Parker and amended its lease agreement to provide for a base monthly lease payment of $8,333 reduced from $16,867. The Company believes that the terms of the lease are no less favorable than could have been obtained from an unaffiliated third party.

                  The Company had a ten-year variable rate subordinated debenture for $2,772,111, payable to Barbara Parker with interest payments due quarterly through June 30, 1996, followed by quarterly payments of principal and interest through June 30, 2003. On December 29, 1995, the Company renegotiated the variable interest rate with Barbara Parker and amended the subordinated debenture to adjust the interest rate from prime plus 2.5% to prime. This amendment was retroactive to January 1, 1995. For the year ended December 31, 1995, the Company paid interest totaling $228,699 to Barbara Parker. On April 12, 1996, Barbara Parker converted the entire principal amount due under the subordinated debenture into 277,211 shares of Common Stock and the subordinated debenture was canceled. Interest of $71,483 was paid by the Company to Barbara Parker during the period January 1, 1996 to April 12, 1996.

                  The Company had a ten-year variable rate subordinated debenture for $252,144 payable to Jeffrey Parker with interest payments due quarterly through June 30, 1996, followed by quarterly payments of principal and interest through June 30, 2003. The Company had a second ten-year variable rate subordinated debenture for $220,000 payable to Jeffrey Parker with interest payments due quarterly through December 31, 1996, followed by quarterly payments of principal and interest through December 31, 2003. On December 29, 1995, the Company renegotiated the variable interest rate with Jeffrey Parker and amended the subordinated debentures to adjust the interest rate from prime plus 2.5% to prime. This amendment was retroactive to January 1, 1995. For the year ended December 31, 1995, the Company paid interest totaling $38,952 to Jeffrey Parker. On April 12, 1996, Jeffrey Parker converted the entire principal amount due under the two subordinated debentures into 47,214 shares of Common Stock and the subordinated debentures were canceled. Interest of $12,179 was paid by the Company to Jeffrey Parker during the period January 1, 1996 to April 12, 1996.

Compliance with Section 16(a) of the Exchange Act

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1995, all filing requirements applicable to its executive officers, directors, and ten percent stockholders were fulfilled.


                              APPROVAL OF AMENDMENT
                                       TO
                                 1993 STOCK PLAN

         The Plan currently provides for the grant of up to 500,000 shares of Common Stock upon the grant of various awards pursuant thereto. Currently 305,275 shares of Common Stock have been issued or allocated to various awards, leaving 194,725 shares of Common Stock available for future awards. Management has determined that the remaining number of shares are insufficient to adequately provide for future awards to employees and other eligible persons under the Plan. Consequently, the Board of Directors has approved an amendment to the Plan to increase from 500,000 to 1,500,000 the number of shares of Common Stock subject to the Plan.

         Although the Company believes that all material provisions of the Plan have been set forth in this Proxy Statement, this summary does not discuss all the elements of the Plan and is qualified in its entirety by reference to the text of the Plan, a copy of which is attached to this Proxy Statement as Appendix I and is incorporated herein by reference.

         The Board of Directors recommends approval of the amendment to the Plan.

                         Summary of the 1993 Stock Plan

Administration

         The Plan is administered by the Board or, at its discretion, by a committee (the "Committee") appointed by the Board, whose members serve at the pleasure of the Board. (If no Committee is so designated, then all references herein to "Committee" shall mean the Board.) The Committee has full authority, subject to the provisions of the Plan, to award (i) stock options, including both incentive stock options and non-qualified options, (ii) replacement stock options, (iii) restricted stock, (iv) stock appreciation rights, (v) bargain purchases of Common Stock, and (vi) other stock based awards (collectively, "Awards"). The Committee determines, among other things, the persons to whom Awards may be granted ("Participants"), the specific type of Awards to be granted, the number of shares of Common Stock subject to each Award, the acquisition price of Common Stock subject to an Award, any restrictions or limitations on such Awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under, the Plan or any rule or regulation established by the Committee pursuant to the Plan, shall be final, conclusive and binding on all persons interested in the Plan.

         Members of the Board generally are elected annually by the shareholders of the Company and may be removed as provided in the Business Corporation Act of the State of Florida and the Company's Articles of Incorporation.

Shares Subject to the Plan

         The Plan, as amended, authorizes the granting of up to an aggregate of 1,500,000 shares of the Company's Common Stock to be acquired by Participants. In order to prevent the dilution or enlargement of the rights of Participants under the Plan, the number of shares of Common Stock authorized by the Plan is subject to adjustment by the Board in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, reverse stock split, merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Company's Common Stock. The shares of Common Stock that may be acquired pursuant to Awards will be made available, in whole or in part, from authorized and unissued shares of Common Stock or treasury shares (i.e, shares of Common Stock purchased or acquired by the Company). If any Award granted under the Plan is forfeited or terminated, the shares of Common Stock that were available pursuant to such Award shall again be available for distribution in connection with Awards subsequently granted under the Plan.

Eligibility

         Subject to the provisions of the Plan, Awards may be granted to employees, officers, directors and consultants of the Company. Awards that are incentive options may be granted only to persons who, at the time of such grant, are employees of the Company and persons who before the grant or as a result of the grant, are not beneficial owners of 10% or more of the combined voting power of all classes of securities of the Company.

Types of Awards

         Options

         The Plan provides both for "incentive" stock options ("Incentive Options") as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Options ("Nonqualified Options"). The Committee will determine the number of shares of Common Stock and the exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option (collectively "Options"). The exercise price of Incentive Options granted under the Plan may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. Until January 1, 1997, the exercise price of Non-qualified Options granted under the Plan may not be less than 100% of the fair market value of a share of Common Stock on the date of grant; after January 1, 1997, Non-qualified options may be granted at any price determined by the Committee, provided it is not less than the par value of a share of Common Stock.

         The Committee determines when Options are to be granted and when they may be exercised. Subject to any limitations or conditions the Committee may impose, Options may be exercised, in whole or in part, at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price.

         Incentive Options granted under the Plan are exercisable only by the Participant during his or her employment with the Company. If permitted under the terms of grant, Incentive Options may be exercised up to three months after termination of the Participant's employment with the Company and still afforded the tax treatment applicable to Incentive Options. If the termination is due to death or disability, an Incentive Option may be exercised by the executor or administrator of the Participant or the guardian of the Participant and still afforded the tax treatment applicable to Incentive Options. Incentive Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution.

         Generally, all Options granted under the Plan will be exercisable by employee Participants during their period of employment with the Company. Subject to determination of the Committee, the period of exercise generally will be extended where the Participant's employment is terminated due to disability or death. If the Participant's employment is terminated without cause or due to normal retirement, subject to determination of the Committee the Option generally will be exercisable in full for the lesser of one year after termination or retirement or the balance of the term of the option. In the event of any other termination of employment of the Participant, any outstanding Option will terminate immediately. Options are exercisable only if the shares of Common Stock to be purchased have been registered under the Securities Act of 1933 and applicable state securities laws or, if in the opinion of counsel to the Company, the shares of Common Stock are exempt from registration.

         Replacement Options

         The Committee may grant a replacement option ("Replacement Option") to any Participant who exercises all or part of an Option granted under the Plan using Common Stock as payment for the purchase price. A Replacement Option shall grant to the Participant the right to purchase, at the fair market value as of the date of said exercise and grant, the number of shares of Common Stock equal to the sum of the number of whole shares of Common Stock used by the Participant in payment of the purchase price for the Option which was exercised, and used by the Participant in connection with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of grant, and shall expire on the same date as the Option which it replaces.

         Restricted Stock

         The Committee may award shares of restricted stock ("Restricted Stock"). Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee determines the persons to whom grants of Restricted Stock are made, the number of shares to be awarded, the price (if any) to be paid for the Restricted Stock by the person receiving such stock from the Company, the time or times within which awards of Restricted Stock may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         The Committee may condition the award of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

         Restricted Stock awarded under the Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Restriction Period. Except for the foregoing restrictions, the Participant shall, even during the Restriction Period, have all of the rights of a stockholder, including the right to receive all dividends declared on, and the right to vote, such shares.

         In order to enforce the foregoing restrictions, the Plan requires that all shares of Restricted Stock awarded to the Participant remain in the physical custody of the Company until the restrictions on such shares have terminated.

         Stock Appreciation Rights

         The Committee may grant Stock Appreciate Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Award granted under the Plan, or may grant SARs on a free-standing basis. In conjunction with Nonqualified Options, SARs may be granted either at or after the time of the grant of such Non-qualified Options. In conjunction with Incentive Options, SARs may be granted only at the time of the grant of such Incentive Options. An SAR entitles the Participant to surrender to the Company all or a portion of an Option in exchange for an amount (payable in cash and/or Common Stock as determined by the Committee) equal to the difference between the fair market value of one share of Common Stock over the exercise price per share (as specified by the related Option) multiplied by the number of shares subject to the SAR. The agreement governing the SAR may limit the maximum amount of appreciation taken into account under an SAR. An SAR may be restricted to being exercisable only to the extent that a related Award is exercisable and only upon surrender of a related Award. In the event of the exercise of an SAR, the exercise of which is conditioned upon surrender of a related Award, the number of shares of Common Stock that may be issued under the Plan shall be reduced by the number of shares of Common Stock covered by the Award or portion thereof surrendered.

         Other Stock Based Awards

         The Committee may grant any other cash, stock or stock related awards to a Participant under the Plan that the Committee deems appropriate, including but not limited to, the bargain purchase of Common Stock and stock bonuses. Any such Awards and agreements need not be identical. With respect to any Awards under which Common Stock are or may in the future be issued (other than Common Stock issued from the Company's treasury) for consideration other than prior services, the amount of such consideration shall be equal to the amount (such as the par value of such Common Stock) required to be received by the Company in order to comply with applicable state law.

         Shares of stock subject to stock based awards may not be sold, assigned, transferred, pledged or otherwise encumbered, prior to the date the shares are issued.

Payment Terms

         The purchase price of Common Stock subject to an Award shall be paid in cash. The Committee, in its discretion, may provide that any Award by its terms may permit a Participant to elect alternative settlement methods from the following: cash equal to the excess of the value of one share of Common Stock over the Award or purchase price times the number of shares of Common Stock as to which the Award is exercised; the number of full shares of Common Stock having an aggregate value not greater than the cash amount calculated under alternative (a); or any combination of cash and stock having an aggregate value not greater than the cash amount calculated under alterative (a).

Withholding Taxes

         Upon the exercise of any Award granted under the Plan, the Participant may be required to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock. Subject to certain stringent limitations under the Plan and at the discretion of the Company, the Participant may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award or tender other shares of Common Stock having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

Other Terms and Conditions

         Agreements

         Awards granted under the Plan will be evidenced by written agreements consistent with the Plan in such form as the Committee may prescribe. Neither the Plan nor agreements thereunder confer any right to continued employment or rights as a shareholder of the Company upon any Participant.

         Term; Amendments to and Termination of the Plan

         The Plan was adopted by the Board and approved by the Stockholders on September 10, 1993 ("Effective Date"). The amendment to increase the number of shares under the Plan was adopted by the Board of Directors on September 19, 1996.

         Unless terminated by the Board, the Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Options may only be made during the ten-year period following the Effective Date.

         The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Participant under any Award theretofore issued under the Plan, without his or her consent.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the Plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not purport to give specific details on every variable and does not cover, among other things, state, local and foreign tax treatment of participation in the Plan. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

         Incentive Options

         The Participant will recognize no taxable income and the Company will not qualify for any deduction upon the grant or exercise of an Incentive Option. Upon a disposition of the shares underlying the option after the later of two years from the date of grant or one year after the issuance of the shares to the Participant, the Participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment in computing the alternative minimum tax for a Participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Participant. If the Common Stock acquired upon the exercise of an Incentive Option are disposed of before expiration of the necessary holding period of two years from the date of the grant of the Option and one year after the exercise of the Option, (i) the Participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The Participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the Participant held the shares, and the Company will not qualify for a deduction with respect to such excess. In the case of a disposition of shares in the same taxable year as the exercise of the Option, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

         Non-qualified Options

         With respect to Non-qualified Options (i) upon grant of the Option, the Participant will recognize no income; (ii) upon exercise of the Option (if the Common Stock are not subject to a substantial risk of forfeiture), the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Participant. On a disposition of the shares, the Participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Participant held the shares.

         If the shares acquired upon exercise of a Non-qualified Option are subject to a substantial risk of forfeiture, the Participant will recognize income at the time when the substantial risk of forfeiture is removed and the Company will qualify for a corresponding deduction at such time.

         Stock Appreciation Rights

         A Participant who receives an SAR will recognize no income on the grant of such SAR but he or she will recognize ordinary compensation income equal to the cash received, and the Company will qualify for a deduction of equal amount subject to the reasonableness of compensation limitation.


         Restricted Stock

         A Holder who receives Restricted Stock will recognize no income on the grant of the Restricted Stock and the Company will not qualify for any deduction. At the time the Restricted Stock is no longer subject to a substantial risk of forfeiture, a Holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the restriction lapses over the consideration paid for the Restricted Stock. A Holder's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the Holder has long-term or short-term capital gain or loss begins when the Restriction Period expires, and the tax basis for the shares will generally be the fair market value of the shares on such date.

         A Holder may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of the shares of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock. If a Holder makes such election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. Such forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. Such loss will be a capital loss if the shares are capital assets. If a Holder makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares (determined without regard to the restrictions) on the date of transfer.

         On a disposition of the shares, a Holder will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

         Whether or not the Holder makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to the reasonableness of compensation limitation) equal to the amount that is taxable as ordinary income to the Holder, in its taxable year in which such income is included in the Holder's gross income. The income recognized by the Holder will be subject to applicable withholding tax requirements.

         Dividends paid on Restricted Stock which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the Holder and will be deductible by the Company subject to the reasonableness limitation. If, however, the Holder makes a
Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the Holder, but will not be deductible by the Company.

         Deferred Stock

         A Holder who receives an award of Deferred Stock will recognize no income on the grant of such award. However, he or she will recognize ordinary compensation income on the transfer of the Deferred Stock (or the later lapse of a substantial risk of forfeiture to which the Deferred Stock is subject, if the Holder does not make a Section 83(b) election), in accordance with the same rules as discussed above under the caption "Restricted Stock."

                             INDEPENDENT ACCOUNTANTS

                  The Company has selected Arthur Andersen LLP as its independent accountants for the year ending December 31, 1996. A representative of Arthur Andersen LLP is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


                             SOLICITATION OF PROXIES

                  The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.


                              SHAREHOLDER PROPOSALS

                  Proposals of shareholders intended to be presented at the annual meeting to be held in 1997 must be received at the Company's offices by February 14, 1997 for inclusion in the proxy materials relating to that meeting.


                                 OTHER BUSINESS

                  Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the meeting. If, however, other matters properly come before the meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy will vote in accordance with their best judgment.


                                          By Order of the Board of Directors


                                          Stacie Wilf
                                          Secretary


Jacksonville, Florida
October 1, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                     APPENDIX I
                                                   Adopted:  September 10, 1993
                                                   Amended:  September 19, 1996

                               PARKERVISION, INC.
                                 1993 STOCK PLAN

                                    Article I
                                Name And Purpose

         1.1 Name. The name of the plan shall be the ParkerVision, Inc. 1993 Stock Plan ("Plan").

         1.2 Purpose. The purpose of the Plan is to enable Employees and Outside Consultants to share in the growth and prosperity of the Company by encouraging stock ownership by Employees and Outside Consultants and to assist the Company to obtain and retain skilled personnel and consultants. Incentive Stock Options, Nonqualified Stock Options, Restricted Shares, bargain stock, Stock Appreciation Rights, bonuses of Company Stock, and other types of stock awards and cash may be granted under this Plan.

                                   Article II
                                   Definitions

         2.1  "Board" shall mean the Board of Directors of the Company.

         2.2  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 "Committee" shall mean a committee comprised of two or more Directors appointed by the Board.

         2.4  "Company" shall mean ParkerVision, Inc., a Delaware corporation.

         2.5 "Company Stock" shall mean shares of common stock issued by the Company.

         2.6  "Director" shall mean any person who is a member of the Board.

         2.7 "Employee" shall mean any person employed on a full time basis by the Company.

         2.8 "Incentive Stock Option" shall mean any option granted to a Participant under the Plan, which the Board intends at the time it is granted to be an incentive stock option within the meaning of Section 422 of the Code.

         2.9 "NonQualified Stock Option" shall mean any stock option granted under the Plan which is not an Incentive Stock Option.

         2.10 "Optionee" shall mean any Employee or Outside Consultant who is granted options under the Plan.

         2.11 "Outside Consultant" shall mean a Director or any other individual who is not an Employee but provides services to the Company.

         2.12 "Participant" shall mean any Employee or Outside Consultant who meets the requirements for participation in the Plan as described in Article III.

         2.13 "Qualifying Stock" shall mean Company Stock which has been owned by the Employee or the Outside Consultant for at least six (6) months prior to the date of exercise of an option granted pursuant to this Plan and has not been used in a stock-for-stock swap transaction within the preceding six months.

                                   Article III
                          Eligibility And Participation

         3.1 Eligibility. Every Employee and Outside Consultant shall be eligible to become a Participant in the Plan.

         3.2 Participation. The Employees and Outside Consultants who shall participate in the Plan and thereby be eligible to receive awards shall be such Employees and Outside Consultants as the Board shall select from time to time in its sole discretion. The Board shall determine the number of and the combination of stock options, Restricted Shares, Stock Appreciation Rights and other stock awards and Benefits granted to Employees and Outside Consultants.

                                   Article IV
                                Type Of Benefits

         Benefits under the Plan ("Benefits") may be granted in any one or any combination of: (i) Incentive Stock Options, (ii) Nonqualified Stock Options,
(iii) Stock Appreciation Rights, (iv) Restricted Shares awards, (v) bargain purchase of Company Stock, (vi) bonuses of Company Stock, (vii) any other form of stock benefit, or (viii) cash. However, Incentive Stock Options may only be granted to Employees. Without limiting the Board's authority, the Board may: (a) make the grant of Benefits conditional upon an election by a Participant to defer payment of a portion of his or her salary, (b) give a Participant a choice between two Benefits or combination of Benefits, (c) award Benefits in the alternative so that acceptance or exercise of one Benefit by a Participant cancels the right of such Participant to another, (d) award Benefits in any combination or combinations and subject to any condition or conditions consistent with the terms of the Plan that the Board in its sole direction may determine, and (e) provide any vesting schedule (including immediate vesting) as the Board deems appropriate.

                                    Article V
                             Shares Subject To Plan

         The total number of shares for which options and other Company Stock awards may be granted under this Plan shall not exceed in the aggregate 1,500,000 shares of Company Stock. This number shall be appropriately adjusted if the number of issued shares of Company Stock shall be increased or reduced by change in par value, combination, split up, reclassification, distribution of a dividend payable in stock, or the like. The shares issued under the Plan may be authorized and unissued shares or treasury shares. In the event that any outstanding option or other Benefit (except Restricted Shares) issued pursuant to the Plan shall expire or terminate, the shares allocable to the unexercised or forfeited portion of such Benefit may again be subject to an award under the Plan.
                                   Article VI
                                     Options

         The Board from time to time may grant Incentive Stock Options and Nonqualified Stock Options, provided however, that only Employees shall be entitled to receive Incentive Stock Options. Each option agreement between the Company and a Participant shall be in such form and shall contain such provisions as the Board from time to time shall deem appropriate. Option agreements need not be identical. The option agreements shall specify whether or not an option is an Incentive Stock Option. The terms of Incentive Stock Options granted shall include the following:

                  (a) The option price shall be fixed by the Board in good faith, but in no event be less than 100% of the fair market value of the shares subject to the option on the date the option is granted.

                  (b) The Board shall fix the term or duration of all Incentive Stock Options issued under this Plan provided that such term shall not exceed ten years after the date on which the option was granted. The Board shall also set the date or dates on, or after which, each option may be exercised.

                  (c) The aggregate fair market value, determined as of the time the Incentive Stock Option is granted, of the stock which may become exercisable for the first time by any Employee during any calendar year shall not exceed $100,000.

                  (d) Each Incentive Stock Option agreement (and amendments) shall contain such terms and provisions, consistent with the requirements of this Plan, as the Board in its discretion shall determine, including without limitation, such terms and provisions as shall be requisite to cause the options to qualify as Incentive Stock Options.

         Notwithstanding any other provisions of the Plan, no Incentive Stock Option shall be granted to an Employee who, at the time the option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company. This stock ownership limitation will not apply if the option price is at least 110 percent of the fair market value (at the time the option is granted) of the stock subject to the option, and the option by its terms is not exercisable more than five years from the date it is granted. Prior to January 1, 1997, Nonqualified Stock Options shall not be granted at an exercise price less than the fair market value of the Company Stock on the date of the grant; on or after January 1, 1997, Nonqualified Stock Options may be granted at an exercise price determined by the Board, but not less than the par value of the Company Stock. Options and similar Benefits (including Stock Appreciation Rights) shall not be transferrable otherwise than by will or the laws of descent and distribution, and during the Participant's lifetime such a Benefit shall be exercisable only by the Participant. The Board may grant a replacement option ("Replacement Option") to any Participant who exercises all or part of an option granted under this Plan using Qualifying Stock as payment for the purchase price. A Replacement Option shall grant to the Participant the right to purchase, at the fair market value as of the date of said exercise and grant, the number of shares of stock equal to the sum of the number of whole shares (i) used by the Participant in payment of the purchase price for the option which was exercised, and (ii) used by the Participant in connection with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of grant, and shall expire on the same date as the option which it replaces.

                                   Article VII
                                Restricted Shares

         The Board from time to time may award restricted shares ("Restricted Shares") to any Participant in the Plan. Each Participant who is awarded Restricted Shares shall enter into an agreement with the Company in a form specified by the Board agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Board in its sole discretion shall determine. Restricted Shares awarded to Participants may not be sold, transferred, pledged or otherwise encumbered during the restricted period commencing on the date of the award and ending at such later date as the Board may designate at the time of the award. The Participant shall have the entire beneficial ownership and all rights and privileges of a shareholder with respect to Restricted Shares awarded to him, including the right to receive dividends and the right to vote such Restricted Shares. The Board may provide any other terms or conditions with regard to Restricted Shares that it deems appropriate. Restricted Shares and agreements related thereto need not be identical.

                                  Article VIII
                            Stock Appreciation Rights

         The Board from time to time may grant stock appreciation rights ("Stock Appreciation Rights") to any Participant in the Plan. A Stock Appreciation Right shall be evidenced by a Stock Appreciation Right agreement between the Company and the Participant which shall contain such terms and conditions consistent with the Plan as the Board from time to time shall deem appropriate. A Stock Appreciation Right may be satisfied by the Company in cash or in shares of Company Stock, as determined by the Board. The agreement may limit the maximum amount of appreciation taken into account under a Stock Appreciation Right. A Stock Appreciation Right may be granted in conjunction with an Incentive Stock Option, a Nonqualified Stock Option, Restricted Shares, or any other award hereunder. At the discretion of the Board, a Stock Appreciation Right may be exercisable only to the extent that a related award is exercisable and only upon surrender of a related award. In the event of the exercise of a Stock Appreciation Right, the exercise of which is conditioned upon surrender of a related award, the number of shares that may be issued under this Plan shall be reduced by the number of shares covered by the award or portion thereof surrendered. The Board may provide any other terms or conditions with regard to Stock Appreciation Rights that it deems appropriate. Stock Appreciation Rights and agreements related thereto need not be identical.

                                   Article IX
                                  Other Awards

         The Board may grant any other cash, stock or stock related awards to a Participant under this Plan that the Board deems appropriate, including but not limited to, the bargain purchase of Company Stock and stock bonuses. Any such Benefits and any related agreements shall contain such terms and conditions as the Board deems appropriate. Such awards and agreements need not be identical. With respect to any Benefit under which shares of Company Stock are or may in the future be issued (other than shares issued from the Company's treasury) for consideration other than prior services, the amount of such consideration shall be equal to the amount (such as the par value of such shares) required to be received by the Company in order to comply with applicable state law.

                                    Article X
                                 Administration

         The Plan shall be administered by the Board; however, the Board may, by resolution, designate the Committee to administer the Plan and exercise and perform the rights and duties of the Board under the Plan. A majority vote of the Board (or if designated, the Committee) at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Board (or Committee), shall be the valid acts of the Board (and the Committee) for the purposes of the Plan. The Board (or if designated, the Committee) shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the terms of all Benefits granted under the Plan, including without limitation, the purchase price, if any, the Employees and Outside Consultants to whom, and the time or times at which, Benefits shall be granted, when an option can be exercised or Restricted Shares, Stock Appreciation Rights and other Benefits become forfeitable, and whether in whole or in installments, and the number of shares covered by a Benefit, and to interpret the Plan and to make all other determinations deemed advisable for the administration of the Plan. Without limiting the foregoing, in making such determinations, the Board (or if designated, the Committee) shall take into account the nature of a Participant's duties, the present and potential contributions of a Participant to the success of the Company, and such other factors as the Board (or the Committee) shall deem relevant. The Board (or the Committee) may designate Employees of the Company to assist it in the administration of the Plan and may grant authority to such persons to execute option agreements or other documents on its behalf. Payment in full for the number of shares purchased under any Benefit, including an option, shall be made to the Company at the time of such exercise.

                                   Article XI
                         Alternative Settlement Methods

         The Board, in its discretion, may provide that any Benefit by its terms may permit a Participant to elect, subject to Board approval, any of the following alternative settlement methods: (a) cash equal to the excess of the value of one share over the option or purchase price times the number of shares as to which the award is exercised, (b) the number of full shares having an aggregate value not greater than the cash amount calculated under alternative
(a), or (c) any combination of cash and stock having an aggregate value not greater than the cash amount calculated under alternative (a). For purposes of determining an alternative settlement, the value per share shall be determined under the same method as used to determine the option price in the case of stock options. Payment for such shares shall be made in cash, or with the consent of the Board, in shares of Qualifying Stock, or a combination thereof. The Board may make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan. In the event of a disagreement as to the interpretation of the Plan or any amendments thereto or any rule, regulation or procedure thereunder, or as to any right or obligation arising from or related to the Plan, the decision of the Board shall be final and binding. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Benefit granted under it.

                                   Article XII
                        Adjustment Upon Changes Of Stock

         If any change is made to the shares of Company Stock by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Board to the kind and maximum number of shares subject to the Plan and the kind and number of shares and price per share of stock subject to each outstanding Benefit. No fractional shares of stock shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.

                                  Article XIII
                                  Miscellaneous

         13.1 Continuation of Employment. Neither this Plan nor any Benefit granted hereunder shall confer upon any Employee or any Outside Consultant any right to continue in the employment of the Company or limit in any respect the right of the Company to terminate an Outside Consultant's services or an Employee's employment at any time.

         13.2 Withholding. With respect to any payments made to Participants under the Plan, the Company shall have the right to withhold any taxes required by law to be withheld because of such payments. With respect to any such withholding:

                  (a) Each Participant shall take whatever action that the Board deems appropriate to comply with the law regarding withholding of federal, state and local taxes.

                  (b) When a Participant is obligated to pay the Company an amount required to be withheld under applicable income tax laws in connection with a Benefit, the Board may, in its discretion and subject to such rules as it may adopt, permit the Participant to satisfy this obligation, in whole or in part, either (i) by having the Company withhold from the shares to be issued upon the exercise of an option or a Stock Appreciation Right or upon the receipt of a Benefit, shares having a fair market value that would satisfy the withholding amount due, or (ii) by delivering to the Company already owned shares to satisfy the withholding amount.

         13.4 Effective Date. This Plan shall be effective upon adoption hereof by the Board as evidenced below. Benefits hereunder may be granted at any time subject to the limitations contained within the Plan.

                                   Article XIV
                            Amendment And Termination

         14.1 Amendment. The Board may amend the Plan from time to time as it deems desirable and shall make any amendments which may be required so that options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purposes of the Code; provided however, the Plan may not be amended to change the number of shares subject to the Plan or decrease the price at which Incentive Stock Options may be granted.

         14.2 Termination of Plan. The Board may in its discretion terminate the Plan at any time, but no such termination shall deprive Participants of their rights under outstanding Benefits. Notwithstanding the preceding sentence, no Incentive Stock Options may be granted pursuant to the Plan later than ten years after the date the Plan was adopted by the Board.


Effective Date (date of adoption of the
Plan by Board):  September 13, 1993

                           PARKERVISION, INC. - PROXY
                       Solicited By The Board Of Directors
                for Annual Meeting To Be Held on October 29, 1996

                  The undersigned Stockholder(s) of ParkerVision, Inc., a Florida corporation ("Company"), hereby appoints Jeffrey Parker and Todd Parker, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the
  P Annual Meeting of Stockholders of the Company to be held on October 29, 1996 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.
  R
         1. Election of the following Directors:

  O         FOR all nominees listed below    WITHHOLD AUTHORITY to vote for all
            except as marked          |_|    nominees listed below          |_|

  X Jeffrey Parker, Todd Parker, Stacie Wilf, William L. Sammons and Arthur G. Yeager

            INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.
  Y
           --------------------------------------------------------------------

       2.  Approve the amendment to the 1993 Stock Plan.

               FOR  |_|      AGAINST  |_|      ABSTAIN |_|


       3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

       |_| I plan on attending the Annual Meeting.

                                   Date _____________________________, 1996


                                   ----------------------------------------
                                   Signature

                                   ----------------------------------------
                                   Signature if held jointly

                                   Please sign exactly as name appears above.
                                   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.